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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 1998


                                  ECOMAT, INC.

             (Exact name of Registrant as specified in its charter)

Delaware                          0-21613                 13-3865026
(State of incorporation)          (Commission             (I.R.S. employer
                                  file number)            identification number)

147 Palmer Avenue
Mamaroneck, New York                                                  10543-3632
(Address of principal executive offices)                              (Zip code)

Registrant's Telephone Number,
Including Area Code:  (914) 777-3600

                         The Exhibit Index is on Page 4

                                Page 1 of 5 Pages





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ITEM 5. OTHER MATTERS.

               Resignation of President

               A copy of the press release dated January 22, 1998 relating to the resignation of Diane Weiser as President and Chief Executive Officer of the Registrant and certain other matters is attached hereto as Exhibit A and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (a)    Press Release dated January 22, 1998





                                Page 2 of 5 Pages






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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.





                                  ECOMAT, INC.




                                  By:/s/ ASTRID HINDEMITH
                                     ___________________________________________
                                     Astrid Hindemith
                                     President and Chief Executive Officer




Dated:  February 5, 1998




                                Page 3 of 5 Pages





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                                INDEX OF EXHIBITS


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                                                                                         Page of this
    Exhibit No.                       Description                                           Report
    -----------                       -----------                                           ------
         A             Press Release dated January 22, 1998                                      5


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                                Page 4 of 5 Pages





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